                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                   FORM 8-K/A

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 24, 2001
                                                         ----------------


                                  ASPEON, INC.
                ------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


             DELAWARE               000-21477      52-1945748
    --------------------------- ------------------ ---------------------
        (STATE OR OTHER          (COMMISSION FILE   (IRS EMPLOYER
        JURISDICTION OF            NUMBER)           IDENTIFICATION NO.)
         INCORPORATION)


                17891 CARTWRIGHT AVENUE, IRVINE, CALIFORNIA 92614
                -------------------------------------------------
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 440-8000


                                 NOT APPLICABLE
           -----------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                                EXPLANATORY NOTE

         This Amendment No. 1 on Form 8-K/A amends the Form 8-K of the registrant that was filed on January 31, 2001 (the "Form 8-K"), and is filed solely to include a letter from PricewaterhouseCoopers LLP ("PWC") as Exhibit
16.1 to the Form 8-K, as required by Item 304 of Regulation S-K. The inclusion of PWC's letter as an exhibit to the Form 8-K is a regulatory requirement and does not mean the registrant agrees with any of the statements contained therein.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) Resignation of Independent Accountants.

                  (i) On January 24, 2001, the registrant received notice from PricewaterhouseCoopers LLP ("PWC") that PWC intended to terminate its auditor/client relationship with the registrant effective upon the completion of PWC's review of the registrant's financial statements for the quarter ended September 30, 2000. On January 25, 2001, the registrant received notice from PWC that it was terminating its auditor/client relationship with the registrant effective immediately.

                  (ii) PWC's report on the registrant's consolidated financial statements for each of the fiscal years ended June 30, 1999 and 2000 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that PWC's report on the registrant's financial statements for the fiscal year ended June 30, 2000 was modified to include an explanatory paragraph expressing substantial doubt about the registrant's ability to continue as a going concern.

                  (iii) PWC resigned without providing the registrant an opportunity to approve or disapprove their resignation. The registrant is engaged in the process of selecting new independent accountants and has authorized PWC to respond fully to any inquiries made by any successor accountants.

                  (iv) During the registrant's two fiscal years ended June 30, 1999 and 2000 and through January 24, 2001, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to PWC's satisfaction, would have caused PWC to make reference to the subject matter of the disagreement(s) in connection with PWC's reports, except as specified in this paragraph. PWC believes that during the course of performing its audit procedures for the registrant's fiscal year ended June 30, 2000 the registrant and PWC had disagreements (all of which have been resolved to PWC's satisfaction) relating to (a) the nature and scope of PWC's auditing procedures related to revenue and (b) the quarterly period in which to record adjustments for the final allocation of the purchase price of Dynamic Technologies, Inc. and the final amount of the preferred stock beneficial conversion feature related to the registrant's preferred stock. PWC discussed these disagreements with the registrant's Audit Committee. PWC considers all of the disagreements to have been resolved to PWC's satisfaction. The registrant has authorized PWC to respond fully to the inquiries of any successor accountants concerning the subject matter of each of such disagreements.

                  (v) During the registrant's two fiscal years ended June 30, 1999 and 2000 and through January 24, 2001, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) except as follows:

                           (A) During the course of performing its audit
procedures for the registrant's fiscal year ended June 30, 2000, PWC identified matters which in their opinion were material weaknesses in the registrant's internal control processes related to revenue recognition. PWC reported to the registrant's audit committee that these internal control weaknesses resulted in the premature recognition of revenue, which required the registrant to perform extensive analysis and record adjustments to both previously reported quarterly financial data and pre-audit year-end balances in order to present such data in


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accordance with generally accepted accounting principles. The revenue recognition matters related to timing issues concerning determining when revenue should be recognized. PWC discussed these matters which they reported as internal control weaknesses with the registrant's Audit Committee, and the registrant has reviewed its internal control processes and instituted the necessary adjustments. The registrant has authorized PWC to respond fully to the inquiries of any successor accountants concerning these internal control processes.

                           (B) On January 25, 2001, PWC informed the
registrant that based on information provided to PWC by the registrant's Audit Committee on January 25, 2001, PWC believes it would be inappropriate for PWC to complete its review of the registrant's Form 10-Q for the quarterly period ended September 30, 2000. The information provided by the registrant's Audit Committee to PWC was that the registrant has formed a special committee to investigate certain matters regarding the registrant. The special committee advised PWC that although the investigation has just begun, it does not believe that the matters which are the subject of the investigation will impact the registrant's financial statements and that none of the bases for the investigation reflect on the integrity of management. The registrant has authorized PWC to respond fully to the inquiries of any successor accountants concerning this matter.

                  (vi) The registrant has provided PWC with a copy of the disclosures contained in this Report and has requested that PWC furnish to the registrant a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this Report. A copy of PWC's letter is attached as Exhibit 16.1 to this Report.

ITEM 5.  OTHER EVENTS.

         On January 26, 2001, the registrant received notice from Marshall Capital Management, Inc. ("MCM") that MCM has elected to require that the registrant redeem the 9,850 shares of Series A Convertible Exchangeable Preferred Stock (the "Series A Stock") of the registrant owned by MCM. The terms of the Series A Stock require that the approximately $12,300,000 mandatory redemption price (the "Redemption Price") for the Series A Stock be paid by the registrant to MCM on the later of (i) February 2, 2001 or (ii) the date on which MCM delivers to the registrant the stock certificates for the shares being redeemed (the "Repayment Date"). As of January 31, 2001, the registrant has not received from MCM the stock certificates for the shares being redeemed.

         The registrant currently does not have sufficient funds to pay to MCM the Redemption Price for the Series A Stock. The registrant intends to discuss with MCM establishing a payment schedule for paying to MCM the Redemption Price for the Series A Stock. The terms of the Series A Stock provide that until the Redemption Price is paid, MCM shall earn interest on the Redemption Price at a rate equal to the lower of 24% per annum or the highest rate permitted by applicable law. If the registrant fails to pay to MCM the Redemption Price by February 9, 2001, then MCM may elect by delivering written notice to the registrant ("Election Notice") to regain its rights as a holder of Series A Stock. If MCM delivers to the registrant an Election Notice, then the conversion price for the Series A Stock will be reduced by 1% for each day after February 9, 2001 that the registrant failed to pay to MCM the Redemption Price, until the day that MCM delivers the Election Notice to the registrant; provided that the conversion price may not be reduced by more than 50%.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits


Exhibit
Number                     Description
-------                    -----------
16.1                       Letter from PricewaterhouseCoopers LLP addressed to
                           the Securities and Exchange Commission








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




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 7, 2001                     ASPEON, INC.


                                           By: /s/ Richard P. Stack
                                              ------------------------------
                                               Richard P. Stack
                                               Chief Executive Officer and
                                                  President











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                                INDEX TO EXHIBITS


Exhibit
Number                     Description
--------                   -----------
16.1                       Letter from PricewaterhouseCoopers LLP addressed to
                           the Securities and Exchange Commission









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